UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2006
Cardica, Inc.
(Exact name of registrant as specified in its charter)

Delaware	94-3287832

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Saginaw Drive, Redwood City, CA	94063

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 364-9975

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURES

Item 8.01 Other Events.
     On March 16 , 2006, Cardica, Inc. received notice that the Board of Patent Appeals and Interferences of the U.S. Patent and Trademark Office (the “Patent Appeals Board”) declared an interference between Cardica’s U.S. Patent No. 6,391,038 (which relates to Cardica’s C-Port system) and a pending U.S. Patent Application 10/243,543, which patent application has been assigned to Integrated Vascular Interventional Technologies, LLC (“IVIT”).
     As previously disclosed, an interference is a proceeding within the U.S. Patent and Trademark Office to determine priority of invention of the subject matter of patent claims. The declaration of interference is made by the Patent Appeals Board only after claims in a patent application are deemed allowable but for the interfering subject matter (in this case our issued patent) and a determination that interfering subject matter exists. The declaration of interference initiates an adversarial proceeding in the U. S. Patent and Trademark Office before the Patent Appeals Board. That proceeding will involve issues including but not limited to whether an interference proceeding is appropriate, whether the involved claims of the parties are patentable and which party was first to invent the interfering subject matter.
     We will vigorously defend our patents against such claim of interference, although there can be no assurance that we will succeed in doing so. We continue to believe that if IVIT’s patent claims are allowed in their present form, our products would not infringe such claims. There can be no assurance that IVIT’s patent claims, if allowed, will be in their present form, or that our products would not be found to infringe such claims or any other claims that are issued.
This report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions, including any statements regarding the likelihood of success in connection with the interference proceeding before the Patent Appeals Board, any statement relating to the likelihood of our products infringing on IVIT’s patent claims, if allowed, and any statement of assumptions underlying any of the foregoing. In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “will,” ”would,” “expects,” “believes,” or “continue” or the negative thereof or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements contained herein are reasonable, there can be no assurance that such expectations or any of the forward-looking statements will prove to be correct, and actual results could differ materially from those projected or assumed in the forward-looking statements. Our future success before the Patent Appeals Board, as well as any forward-looking statements, are subject to inherent risks and uncertainties, including but not limited to the risk factors set forth in our quarterly report on Form 10-Q for the quarter ended December 31, 2005 filed on February 27, 2006 and for the reasons described elsewhere in this report. All forward-looking statements and reasons why results may differ included in this report are made as of the date hereof, and we assume no obligation to update these forward-looking statements or reasons why actual results might differ.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardica, Inc. (Registrant)
Date: March 22, 2006	/s/ Robert Y. Newell
Robert Y. Newell, Chief Financial Officer

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